EXECUTION VERSION

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

     AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), dated as of April 8, 2011, by and among (a) GENESEE & WYOMING INC., a Delaware corporation (“GWI”) and RP ACQUISITION COMPANY TWO, a Delaware corporation (“RP” and, together with GWI, each a “Domestic Borrower” and collectively, the “Domestic Borrowers”), (b) QUEBEC GATINEAU RAILWAY INC., a corporation constituted under the laws of Quebec, Canada (the “Canadian Borrower”), (c) GENESEE & WYOMING AUSTRALIA PTY LTD (ACN 079 444 296), a proprietary limited company incorporated under the laws of Australia (the “Australian Borrower”), (d) ROTTERDAM RAIL FEEDING B.V., a private limited liability company constituted under the laws of the Netherlands (the “European Borrower”), (e) the Subsidiaries of GWI listed on Schedule I to the Credit Agreement (as defined below) as of the date hereof and any other Person which may become a guarantor of the Obligations in accordance with Section 9.14 of the Credit Agreement (collectively, the “U.S. Guarantors”), (f) the Canadian Guarantors, (g) the European Guarantors, (h) the Australian Guarantors, (i) any other Person which may become a guarantor of the Foreign Obligations in accordance with Section 9.14 of the Credit Agreement (together with the Canadian Guarantors, the European Guarantors and the Australian Guarantors, the “Foreign Guarantors” and, together with the U.S. Guarantors, the “Guarantors” and, together with the Borrowers, the “Loan Parties”), (j) BANK OF AMERICA, N.A., a national banking association, and certain of the other lending institutions party to the Credit Agreement (the “Required Lenders”), and (k) BANK OF AMERICA, N.A., as administrative agent for the Lenders (acting in such capacity, the “Administrative Agent”).

     WHEREAS, the Loan Parties, the Required Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 8, 2008 (as the same may be amended, amended and restated or otherwise modified and in effect from time to time), by and among the Loan Parties, the Lenders and the Administrative Agent, the “Credit Agreement”);

     WHEREAS, the Loan Parties desire to amend certain provisions of the Credit Agreement as provided more fully herein; and

     WHEREAS, the Required Lenders have agreed to amend such provisions as provided more fully herein;

     NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided therefor in the Credit Agreement.

     SECTION 2. Amendments to the Credit Agreement. Section 11 to the Credit Agreement is hereby amended by deleting Section 11.3 contained therein in its entirety.

     SECTION 3. Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent as follows:

     (a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Loan Parties contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, as amended by this Amendment, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Agents and the Lenders, or the extent that such representations and warranties relate expressly to an earlier date.

     (b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

     (c) Authority, Etc. The execution and delivery by each of the Loan Parties of this Amendment and the performance by each of the Loan Parties of all of their agreements and obligations under the Credit Agreement as amended and the other Loan Documents hereby are (i) within the corporate or other authority of each of the Loan Parties, (ii) have been duly authorized by all necessary corporate or other proceedings on the part of the Loan Parties, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any such Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to any such Loan Party unless such conflict, breach or contravention would not have a Material Adverse Effect and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon, any such Loan Party.

     (d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended and the other Loan Documents hereby constitute the legal, valid and binding obligations of the Borrowers and the Guarantors enforceable against the Borrowers and the Guarantors in accordance with their terms and provisions, except as enforceability is limited by the effects of any Debtor Relief Laws or, solely in respect of the European Borrower or any European Guarantor, the Debtor Relief Reservations, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing.

     SECTION 4. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the execution and delivery of an original counterpart of this Amendment by the Loan Parties, the Administrative Agent, and the Required Lenders.

SECTION 5. Miscellaneous.

     (a) Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

     (b) No Other Consents or Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar consents or agreements that may be requested for any future period and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrowers to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Except as expressly amended hereby, nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of any Lender, the Borrowers or the Guarantors under the Credit Agreement or the other Loan Documents.

     (c) References. From and after effectiveness of this Amendment, all of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

     (d) Governing Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW Section 5-1401, BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (e) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

     (f) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (g) Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement.

     (h) Integration. This Amendment incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein.

[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

BORROWERS:

GENESEE & WYOMING INC.

By: /s/ Matthew O. Walsh
Name: Matthew O. Walsh
Title: Senior Vice President and Treasurer

RP ACQUISITION COMPANY TWO

By: /s/ Matthew O. Walsh
Name: Matthew O. Walsh
Title: Vice President

QUEBEC GATINEAU RAILWAY INC.

By: /s/ Mark W. Hastings
Name: Mark W. Hastings
Title: Secretary and Treasurer

ROTTERDAM RAIL FEEDING B.V.

By: /s/ Mark W. Hastings
Name: Mark W. Hastings
Title: General Director

GENESEE & WYOMING AUSTRALIA PTY LTD

By: /s/ Robert C. Easthope Name: Robert C. Easthope Title: Secretary

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Director

(Signature Page to Amendment No. 3)

U.S. GUARANTORS:

AN RAILWAY, LLC

ARKANSAS LOUISIANA & MISSISSIPPI RAILROAD COMPANY ATLANTIC & WESTERN RAILWAY, L.P.

BUFFALO & PITTSBURGH RAILROAD, INC. CAGY INDUSTRIES INC.

CHATTAHOOCHEE BAY RAILROAD INC. CHATTAHOOCHEE INDUSTRIAL RAILROAD CHATTOOGA & CHICKAMAUGA RAILWAY CO. COLUMBUS & GREENVILLE RAILWAY COMPANY COMMONWEALTH RAILWAY, INCORPORATED CORPUS CHRISTI TERMINAL RAILROAD, INC. EAST TENNESSEE RAILWAY, LP

EMONS INDUSTRIES, INC. EMONS RAILROAD GROUP, INC.

EMONS TRANSPORTATION GROUP, INC. FIRST COAST RAILROAD INC.

FORDYCE AND PRINCETON R.R. CO. GALVESTON RAILROAD, LP

GENESEE AND WYOMING RAILROAD COMPANY GENESEE & WYOMING RAILROAD SERVICES, INC. GEORGIA CENTRAL RAILWAY, LP

GEORGIA SOUTHWESTERN RAILROAD, INC. GOLDEN ISLES TERMINAL RAILROAD, INC. GRIZZARD TRANSFER COMPANY, INC. GWI CANADA, INC.

GWI INTERNATIONAL LLC GWI LEASING CORPORATION GWI RAIL MANAGEMENT CORP. ILLINOIS & MIDLAND RAILROAD, INC. KWT RAILWAY, INC.

By: /s/ Matthew O. Walsh Name: Matthew O. Walsh Title: Vice President

(Signature Page to Amendment No. 3)

U.S. GUARANTORS: (CONTINUED)

LITTLE ROCK & WESTERN RAILWAY, LP LOUISIANA & DELTA RAILROAD, INC. LUXAPALILA VALLEY RAILROAD INC. MAINE INTERMODAL TRANSPORTATION, INC MERIDIAN & BIGBEE RAILROAD, LLC

OHIO AND PENNSYLVANIA RAILROAD COMPANY OHIO CENTRAL RAILROAD, INC.

OHIO SOUTHERN RAILROAD, INC. P&L JUNCTION HOLDINGS, INC. PAWNEE TRANSLOADING COMPANY INC. PORTLAND & WESTERN RAILROAD, INC. RAIL LINK, INC.

RAIL PARTNERS, L.P.

RAIL SWITCHING SERVICES, LLC RAILWAY MANAGEMENT INC. RICEBORO SOUTHERN RAILWAY, LLC ROCHESTER & SOUTHERN RAILROAD, INC. RP ACQUISITION COMPANY ONE

SALT LAKE CITY SOUTHERN RAILROAD COMPANY, INC. SAVANNAH PORT TERMINAL RAILROAD, INC.

SOUTH BUFFALO RAILWAY COMPANY

ST. LAWRENCE & ATLANTIC RAILROAD COMPANY SUMMIT VIEW, INC.

TALLEYRAND TERMINAL RAILROAD COMPANY, INC. THE ALIQUIPPA & OHIO RIVER RAILROAD CO. THE BAY LINE RAILROAD, LLC

THE COLUMBUS AND OHIO RIVER RAIL ROAD COMPANY THE MAHONING VALLEY RAILWAY COMPANY

THE PITTSBURGH & OHIO CENTRAL RAILROAD COMPANY THE WARREN & TRUMBULL RAILROAD COMPANY

THE YOUNGSTOWN BELT RAILROAD COMPANY TOMAHAWK RAILWAY, LP

UTAH RAILWAY COMPANY VALDOSTA RAILWAY, LP

WESTERN KENTUCKY RAILWAY LLC

WILMINGTON TERMINAL RAILROAD, LIMITED PARTNERSHIP WILLAMETTE & PACIFIC RAILROAD, INC.

YORK RAIL LOGISTICS, INC. YORK RAILWAY COMPANY

YOUNGSTOWN & AUSTINTOWN RAILROAD, INC.

By: /s/ Matthew O. Walsh Name: Matthew O. Walsh Title: Vice President

(Signature Page to Amendment No. 3)

U.S. GUARANTORS: (CONTINUED)

MARYLAND MIDLAND RAILWAY INC.

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Vice President

MMID HOLDING INC.

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: President

ROCHESTER SWITCHING SERVICES INC.

By: /s/ Natascha B.M. Feenstra Name: Natascha B.M. Feenstra Title: Assistant Secretary

(Signature Page to Amendment No. 3)

CANADIAN GUARANTORS:

GENESEE & WYOMING CANADA INC.

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Secretary

ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC.

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Secretary MIRABEL RAILWAY, INC. By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Secretary

SERVICES FERROVIAIRES DE L’ESTUAIRE

By: /s/ James W. Benz Name: James W. Benz Title: Director

WESTERN LABRADOR RAIL SERVICES INC.

By: /s/ Matthew O. Walsh Name: Matthew O. Walsh Title: Vice President & Treasurer

(Signature Page to Amendment No. 3)

AUSTRALIAN GUARANTORS:

GWI HOLDINGS PTY LTD

By: /s/ Robert C. Easthope Name: Robert C. Easthope Title: Managing Director

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Director

GWI HOLDINGS NO. 2 PTY LTD

By: /s/ Robert C. Easthope Name: Robert C. Easthope Title: Director

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Director

VIPER LINE PTY LIMITED

By: /s/ Robert C. Easthope Name: Robert C. Easthope Title: Managing Director

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Director

(Signature Page to Amendment No. 3)

AUSTRALIAN GUARANTORS: (CONTINUED)

SA RAIL PTY LIMITED By: /s/ Robert C. Easthope Name: Robert C. Easthope Title: Managing Director By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Director

GENESEE AND WYOMING AUSTRALIA EASTERN PTY LTD.

By: /s/ Robert C. Easthope
Name: Robert C. Easthope
Title: Director

By: /s/ Ian F. Hall
Name: Ian F. Hall
Title: Director

GWA (NORTH) PTY LTD.

By: /s/ Robert C. Easthope
Name: Robert C. Easthope
Title: Director

By: /s/ Mark W. Hastings
Name: Mark W. Hastings
Title: Director

(Signature Page to Amendment No. 3)

AUSTRALIAN GUARANTORS: (CONTINUED)

GWA (ALICE) PTY LTD.

By: /s/ Robert C. Easthope Name: Robert C. Easthope Title: Director

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Director

G&W AUSTRALIA HOLDINGS LP represented by its General Partner, GWI INTERNATIONAL B.V.

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Managing Director A

By: /s/ Wolbert H. Kamphuijs Name: Wolbert H. Kamphuijs Title: Managing Director B

(Signature Page to Amendment No. 3)

EUROPEAN GUARANTORS:

GENESEE & WYOMING C.V.

By: /s/ Richard T. O’Donnell Name: Richard T. O’Donnell

Title: Managing Director of General Partner

GWI HOLDING B.V.

By: /s/ Matthew O. Walsh Name: Matthew O. Walsh Title: Director A

By: /s/ Rutger H.W. Funnekotter Name: Rutger H.W. Funnekotter Title: Director B

BELGIUM RAIL FEEDING BVBA

By: /s/ Matthew O. Walsh Name: Matthew O. Walsh Title: Manager

GWI INTERNATIONAL B.V.

By: /s/ Mark W. Hastings Name: Mark W. Hastings Title: Managing Director A

By: /s/ Wolbert H. Kamphuijs Name: Wolbert H. Kamphuijs Title: Managing Director B

(Signature Page to Amendment No. 3)

AGENTS:

BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Maria A. McClain Name: Maria A. McClain Title: Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Agent

By: /s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

BANK OF AMERICA, N.A., acting through its London branch, as European Agent

By: /s/ Maria A. McClain Name: Maria A. McClain Title: Vice President

BANK OF AMERICA, N.A., acting through its Australian branch, as Australian Agent

By: /s/ Maria A. McClain Name: Maria A. McClain Title: Vice President

(Signature Page to Amendment No. 3)

LENDERS:

BANK OF AMERICA, N.A., as a Domestic Lender, the Issuing Lender and the Domestic Swingline Lender

By: /s/ David Meehan Name: David Meehan Title: Director

BANK OF AMERICA, N.A., acting through its Canada branch, as a Canadian Lender and the Canadian Swingline Lender

By: /s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

BANK OF AMERICA, N.A., acting through its London branch, as a European Lender and the European Swingline Lender

By: /s/ Joanne Hilliard Name: Joanne Hilliard Title: Vice President

BANK OF AMERICA, N.A., acting through its Australian branch, as an Australian Lender and the Australian Swingline Lender

By: /s/ Daren Mitchell Name: Daren Mitchell Title: Director

(Signature Page to Amendment No. 3)

JPMORGAN CHASE BANK, N.A.

By: /s/ D. Scott Farquhar Name: D. Scott Farquhar Title: Senior Vice President

(Signature Page to Amendment No. 3)

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH

By: /s/ Steve Voigt Name: Steve Voigt Title: Senior Vice President

(Signature Page to Amendment No. 3)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: /s/ John W. Wade Name: John W. Wade

Title: Deputy General Manager

Head of Operations and Infrastructure

(Signature Page to Amendment No. 3)

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Oliver Schwarz Name: Oliver Schwarz Title: Director

By: /s/ Wolfgang Winter Name: Wolfgang Winter Title: Managing Director

(Signature Page to Amendment No. 3)

DEUTSCHE BANK AG LONDON BRANCH as European Lender

By: /s/ T. Hallaways Name: T. Hallaways Title: Vice President

By: /s/ J.V.G. Puddick Name: J.V.G. Puddick Title: Vice President

(Signature Page to Amendment No. 3)

DEUTSCHE BANK AG CANADA BRANCH as Canadian Lender

By: /s/ Paul M. Jurist Name: Paul M. Jurist Title: Chief Country Officer

By: /s/ Marcellus Leung Name: Marcellus Leung Title: Assistant Vice President

(Signature Page to Amendment No. 3)

KEY BANK NATIONAL ASSOCIATION

By: /s/ James A. Gelle Name: James A. Gelle Title: Vice President

(Signature Page to Amendment No. 3)

RBS CITIZENS, NATIONAL ASSOCIATION

By: /s/ Paul G. Feloney Name: Paul G. Feloney Title: Senior Vice President

(Signature Page to Amendment No. 3)

BRANCH BANKING AND TRUST COMPANY

By: /s/ Robert M. Searson Name: Robert M. Searson Title: Senior Vice President

(Signature Page to Amendment No. 3)

TD BANK, N.A.

By: /s/ Marla Willner Name: Marla Willner Title: Senior Vice President

(Signature Page to Amendment No. 3)

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank

By: /s/ Wendy Blacher Name: Wendy Blacher Title: Vice President

(Signature Page to Amendment No. 3)

SUNTRUST BANK

By: /s/ Tesha Winslow Name: Tesha Winslow Title: Vice President

(Signature Page to Amendment No. 3)

COÖPERATIEVE RABOBANK ROTTERDAM U.A.

By: /s/ C.H.A.M. Mol Name: C.H.A.M. Mol

Title: Member of the Board of Rabobank Rotterdam

By: /s/ R.H. Boersema Name: R.H. Boersema

Title: Senior Relationship Manager

(Signature Page to Amendment No. 3)

CITIBANK, N.A.

By: /s/ James J. McCarthy Name: James J. McCarthy

Title: Managing Director & Vice President

(Signature Page to Amendment No. 3)

SOVEREIGN BANK

By: /s/ Thomas J. Devitt Name: Thomas J. Devitt

Title: Senior Vice President/Large Corporate

(Signature Page to Amendment No. 3)

BANK OF THE WEST

By: /s/ Sidney Jordan Name: Sidney Jordan Title: Vice President

(Signature Page to Amendment No. 3)